March 20, 2018

GATOR FOCUS FUND

Institutional Shares – (GFFIX)

Investor Shares – (GFFAX)

a series of the

Gator Series Trust

Supplement to Prospectus and Statement of Additional Information dated July 28, 2017

Effective immediately all sales and acceptance of purchase orders for Investor Shares of the Gator Focus Fund (the “Fund”), a series of the Gator Series Trust, are discontinued.

On or about March 30, 2018, all existing Investor Shares of the Fund will be converted into Institutional Shares of the Fund (the “Conversion”).  There will be no redemption fees charged in connection with the Conversion.  After the Conversion, the Fund will offer a single class of shares with no Distribution or Service (12b-1) Fees.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion.  Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to freely redeem their Investor Shares on each business day until the Conversion of the Investor Shares into Institutional Shares on March 30, 2018.

Effective March 30, 2018, the minimum investment amount in the Institutional Shares is reduced from $100,000 ($5,000 for IRA accounts) to $5,000 ($1,000 for IRA accounts).  The minimum additional investment amount for Institutional Shares will be reduced from $2,000 ($1,000 if participating in the automatic investment plan) to $1,000 ($500 if participating in the automatic investment plan).

Beginning on March 30, 2018, Fund will offer only a single class of shares and the designation “Institutional Shares” will no longer be applied to shares of the Fund.

If you have any questions regarding the Fund, please call 1-855-270-2678.

Investors Should Retain this Supplement for Future Reference